UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2019
THE DAVEY TREE EXPERT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)
1500 North Mantua Street
P.O. Box 5193
Kent, Ohio 44240
(Address of principal executive offices) (Zip Code)
(330) 673-9511
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On May 21, 2019, The Davey Tree Expert Company (“Davey Tree” or the “Company”) entered into a Seventh Amendment (the “Amendment”) to the Receivables Financing Agreement, dated as of May 9, 2016 (the “RFA”), by and among: (i) Davey Tree, as initial Servicer, (ii) Davey Receivables LLC, an Ohio limited liability company, special purpose entity and wholly-owned subsidiary of Davey Tree, as Borrower, and (iii) PNC Bank, National Association, as LC Bank and as Administrative Agent (“PNC”).
The Amendment extends for another year, until May 19, 2020, the scheduled termination date of the RFA, entered into by and among the parties listed above as part of an accounts receivable securitization program (the “AR Securitization Facility”), which was set to expire May 21, 2019, unless terminated earlier pursuant to the terms of the RFA.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
See the information set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
The Company held its Annual Meeting of Shareholders on May 21, 2019 (the “Annual Meeting”). There were 16,146,966 shares represented to vote either in person or by proxy, which represented a quorum.
Shareholders of the Company voted on one proposal - election of directors - and elected the following nominees named in the Proxy Statement to serve as directors for the term expiring on the date of the Company's 2022 Annual Meeting of Shareholders with the following votes:

	Number of Shares
	For	Withheld	Broker Nonvotes
William J. Ginn	15,768,556	378,410	—
Douglas K. Hall	16,101,307	45,659	—
Alejandra Evans	16,100,034	46,932	—
Additional Directors whose terms in office as Directors continued after the Annual Meeting were Donald C. Brown, Patrick M. Covey, Sandra W. Harbrecht, Catherine M. Kilbane and Karl J. Warnke.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description to Exhibit
10.1	Receivables Financing Agreement Amendment No. 7, dated May 21, 2019, by and among The Davey Tree Expert Company, Davey Receivables LLC, and PNC Bank, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY

By:	/s/ Joseph R. Paul
Joseph R. Paul, Executive Vice President, Chief Financial Officer and Secretary

Date: May 23, 2019